Document is copied.

                              EMPLOYMENT AGREEMENT

     This Employment Agreement (the "Agreement"), dated as of the 10th day of January, 2000, is entered into between MegaMedia Networks, Inc., (the "Company"), and David A. Gust, (the "Executive").

                                     RECITAL

WHEREAS, the Company desires to employ the Executive and the Executive desires to be employed by the Company upon the terms and subject to the conditions set forth in this Agreement.

NOW THEREFORE, in consideration of the Recital and of the mutual promises set forth in this Agreement, the company and the Executive agree as follows:

                                    AGREEMENT

1. EMPLOYMENT. The Company employs the Executive as the Chief Executive Officer and as CEO he shall lead the Company in strategic business development and brand building in alliance with world-class companies. He shall identify and capitalize on business trends and market opportunities. He shall determine profitable growth strategies and he shall be in charge of the negotiation of strategic alliances and business relationships. He will develop and implement successful marketing strategies and oversee their day-to-day implementation as well as all company operations. He shall be responsible for enhancement of shareholder value and will assemble and lead superior staff teams to accomplish the Companies objectives as set out above and as determined by the Board of Directors. Executive hereby accepts such employment, upon the terms and subject to the conditions set forth in this Agreement.

2. TERM. The term of this Agreement shall by one (1) year, commencing on January 10, 2000, and ending on January 10, 2001. The initial term shall be automatically extended by one (1) day on each day beginning on January 11, 2000, for twelve (12) months such that on any given day after January 10, 2000, the Term of this Agreement shall be twelve (12) months from such day. The Term shall automatically extend past January 9, 2001, and shall be automatically extended as described above for as long as the Executive is employed by the Company. Nothing herein shall be construed as to limit in any manner the rights of the parties hereto to terminate Executive's employment with the company in accordance with the provisions for termination and for compensation upon termination that are contained herein.

3. DUTIES. During the term of this Agreement, subject to the direction of the Board of Directors of the Company, the Executive shall serve in the capacities set forth in Section 1 hereof. The Executive shall devote his full business time and energies to the business and affairs of the Company and shall use his best efforts, skills and abilities to promote the interests of the Company and to diligently and competently perform his duties. Executive may serve as a director of not more than two (2) other companies, including public companies, as well as of philanthropic, charitable or civic entities, as long as participation on such boards does not interfere with the performance of the Executive's duties hereunder.

4.   COMPENSATION, STOCK OPTIONS AND BENEFITS:

     A. Executive Compensation. Commencing with the start of employment pursuant to this Agreement, Executive shall receive an annual salary of $190,000.00 (one hundred ninety thousand dollars). Executive shall


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          also be entitled to participate in the executive bonus program as that
          Program may be in force and determined from time to time by the Company's Board of Directors and its Compensation Committee.

B.   Stock Rights and Options.

     i. Upon execution of this Agreement and payment by Executive of an aggregate purchase price of Two Thousand Five Hundred Dollars ($2,500.00), Executive shall be issued 250,000 shares of the Company's common stock, $0.01 par value, in his name, to be held by an Escrow Agent, as provided in the Escrow Agreement of even date herewith, as set forth in Exhibit A, which shares may not be sold, exchanged, transferred, pledged, hypothecated, or otherwise disposed of and are subject to forfeiture as described below ("Escrow Stock"). If Executive voluntarily terminates his employment or his employment is terminated "for cause" (as defined in paragraph 9D), prior to the occurrence of the earliest event specified in subsections (a) through
          (f) below, Executive shall forfeit all right, title and interest to the Escrow Stock. Otherwise, complete ownership, subject to restrictions set forth in the Securities Act of 1933 as amended, and the rules and regulations promulgated from time to time by the Securities and Exchange Commission, in all of the Escrow Stock shall be delivered to Executive promptly on the earliest to occur of the following:

               a.   January 9, 2001;

               b.   Executive's death;

               c.   Executive's permanent disability as defined in paragraph 9B;

               d. Termination of the Executive's employment by the Company without cause as defined in paragraph 9D;

               e. Termination by the Executive of his employment as a result of Constructive Discharge as defined in paragraph 9C;

               f. A "change in control" of the Company which shall be defined as (i) a sale, purchase, merger or other business combination which results in transfer to a third party of an ownership interest of greater that 50% of the company or any successor entity to the Company, (ii) a sale or other disposition of all or substantially all of the Company's assets, or (iii) election by the shareholders of the Company of persons to serve as directors of the Company, comprising more that one-half (1/2) the total number of directors, persons who were not nominated or recommended to the shareholders for election as directors by the Board's nominating committee.

               Provided that Executive has not voluntarily terminated his employment or his employment has not been terminated "for cause" (as defined in paragraph 9D), prior to the occurrence of the earliest event specified in subsections (a) through (f) above, upon the occurrence of the earliest event specified in subsections (a) through (f) above, the Company shall instruct its Escrow Agent to deliver a certificate or certificates in Executive's name for the 250,00 shares of the Company's common stock, $0.01 par value, to Executive.

          ii. Upon execution of this Agreement , the company shall issue to Executive two Stock Option Agreements as set forth in Exhibits B and C, attached hereto and incorporated herein by reference, providing Executive conditional rights to purchase up to 200,000


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               & 200,000  shares of fully paid,  non-assessable  common stock of the Company in each Stock Option Agreement, respectively.

          iii. Promptly upon the vesting of stock option rights as provided in the Stock Option Agreements, the Company shall provide Executive with a Notice of Vesting confirming such vesting of

          iv. option rights. The Notice of Vesting shall set forth the date of vesting, the number, exercise price and term of the option rights that have vested in Executive.

          v. The Escrow Stock and the Stock Options referenced herein shall not be subject to any dilution as to percentage of ownership, that differs from any dilution of percentage of ownership that may be from time to time be appropriately approved and undertaken by the Company and that is applicable to all issued and outstanding stock of the Company. All shares acquired by Executive under these provisions will be subject to statutory restrictions, registration and to such lockup agreements as Company may reasonably require of its executives. In the event that the outstanding shares are changed into or exchanged for a different number or kind of shares or securities of the Company, or of any other corporation, by reason of reorganization, merger, or other subdivision, consolidation. Recapitialization, reclassification, stock split, stock divided or combination of shares or similar event, the Company shall make an appropriate and equitable adjustment to the Escrow Stock or Options so that Executive's proportionate interest shall be maintained as before the occurrence of such event to the maximum extent possible.

          vi. At the Executive's request and at the Company's expense, following the Company's next public offering, the Company shall effect a registration on Form S-8, or if necessary on Form S-3, with respect to his exercise of his options and, if necessary, with respect to the resale of any of his shares of common stock.

          vii. Executive shall also be entitled to participate in all other compensation and benefit plans provided by the Company to its executives, including any stock option, retirement and savings programs (e.g. a 401(k) plan).

     C. Benefits: During the term of this Agreement, the Executive shall be entitled to participate in or benefit from, in accordance with the eligibility and other provisions thereof such medical, insurance, pension, retirement, life insurance, profit sharing and other fringe benefit plans or policies as the company may make available to, or have in effect for, its other senior executives and Executive's participation shall not be less that that of any other executive officer of the Company. The Company retains the right to terminate or alter any such plans or policies from time to time. At this time, the Company pays 30% of the cost of participation of Executive's family in the Company medical insurance plan.

     D. Reimbursement of Business Expenses: During the term of this Agreement, upon submission of appropriate supporting documentation, the Executive shall be reimbursed by the Company for all reasonable business expenses actually and necessarily incurred by the Executive on behalf of the Company in connection with the performance of services under this Agreement.

     E. Reimbursement of Other Expenses: During the term of this Agreement the Executive shall receive an auto allowance of $500.00 per month and shall participate in any other reimbursements (i.e. cellular phone,


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          pager, etc.) offered to other senior executives at a level that shall not be less than that of any other executive officer of the Company.

     F. Vacation: During the term of this Agreement Executive shall be eligible for fifteen (15)-business days paid vacation per employment year (i.e., January 10 through January 9). Vacation days are not cumulative and will not carry over from year to year.

     G. Sick Leave: Executive will be eligible for 5 (five) paid sick days per year. Paid sick days can be used for any purpose during the employment year. Sick days are not cumulative and will not carry over from year to year.

5. REPRESENTATION OF EXECUTIVE: The Executive represents and warrants that he is not a party to, or bound by, any agreement or commitment, or subject to any restriction, including but not limited to agreements related to previous employment containing confidentiality or non-compete covenants, which in the future may have a possibility of adversely affecting or interfering with the business of the Company, the full performance by the Executive of his duties under this Agreement or the exercise of his best efforts hereunder.

6.   CONFIDENTIALITY:

     A. Confidential Information. The Executive acknowledges that as a result of his employment with the Company, the Executive will have knowledge of and access to, all proprietary and confidential information of the company, including, without limitation, all "Confidential Information" (as defined herein), and that such information, even though it may be contributed, developed or acquired by the Executive, and whether or not the foregoing information is actually novel or unique, constitute valuable assets of the Company developed at great expense which are the exclusive property of the company or its affiliates. Accordingly, the Executive shall not, at any time, either during or subsequent to the terms of this Agreement, use, revel, report, publish, transfer or otherwise disclose to any person, corporation or other entity (a "person"), any of the Confidential Information without the prior written consent of the Company's Board of Director's, except to appropriate officers and executives of the Company and other appropriate persons who are in a contractual or fiduciary relationship with the company and who have a need for such information for purposes in the best interests of the company, and except for such information which is or becomes generally available to the public other than as a result of an unauthorized disclosure by the Executive. As used in this Agreement, "Confidential Information" shall mean any and all studies, plans, reports, surveys, analysis, sketches, drawings, specifications, notes, records, memoranda, computer-generated data, computer programs, algorithms, or documents, and all other non-public information relating to the business activities of the Company, including, without limitation, all methods, processes, techniques, equipment, research data, experiments, marketing and sales information, personnel data, customer lists, pricing data, executive lists, supplier lists, merchandising systems, financial data, trade secrets, and the like which presently or, in the future, are in the possession of the Company. Said Confidential Information may be in either human or computer readable form, including, but not limited to, software, source code, hex code, or any other form. Confidential Information shall not include any information that is available to the general public or that is generally know or available in the industry.

     B. Return of Confidential Information. Upon the termination of the Executive's employment with the Company, the Executive shall promptly deliver to the Company all manuals, letters, notes, notebooks, reports


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          and copies thereof and all other  materials  relating to the Company's business, including without limitation any materials incorporating Confidential Information, which are in the Executive's possession or control.

7. NON-COMPETITION: The Executive acknowledges that his services to be rendered hereunder are of a special and unusual character and have a unique value to the Company, the loss of which cannot be adequately compensated by damages in any court of law. In view of the unique value to the Company of the services of the Executive, the Executive hereby covenants and agrees that so long as he remains employed by the Company (whether under this Agreement or any other written or oral agreement or arrangement) and for a period of one (1) year after the termination or expiration of any such employment for any reason, the Executive shall not directly or indirectly engage in or have an active interest in, anywhere in the world, alone or in association with others, as principal, officer, agent, executive, consultant, independent contractor, director, partner or stockholder, or through the investment of capital lending of money or property, rendering of services or otherwise any business competitive with the business engaged in by the Company, the Executive hereby acknowledging that the company conducts business and distributes its products, or contemplates conducting business and distributing its product(s), on a worldwide basis; provided, however, that this paragraph 7 shall not prevent the Executive from acquiring, solely as investment and through market purchases, up to ten percent (10%) of the securities of any issuer that are registered under
     Section 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended, and that are listed or admitted for trading on any United States national securities exchange or that are quoted on the National Association of Securities Dealers Automated Quotations System. The business in which the Company is engaged and from which the Executive shall refrain from engaging in following the termination of his employment shall be specified in Exhibit E to this Agreement. The description of the Company's business shall be revised as often as necessary, (but not less than every six (6) months) to reflect the scope and nature of the Company's business from time to time, and such revisions to Exhibit E shall be the responsibility of the Executive and of the Chief Executive Officer of the Company, as approved by the Board of Directors. So long as Executive remains employed by the Company (whether under this Agreement or any other written or oral agreement or arrangement) and for a period of one (1) year after the termination or expiration of any such employment for any reason, the Executive shall not, and shall not permit, cause or authorize any of his executives, agents or others under his control to, directly or indirectly, on behalf of himself or any other person, to recruit or otherwise solicit or induce any person who is an executive of; or otherwise engaged by, the Company or any successor to the business of the company or any affiliate of the Company to terminate his or her employment or other relationship with the Company or such successor or affiliate. The Executive shall not at any time, directly or indirectly, use or purport to authorize any person to use any name, mark, logo, trade dress or other identifying words or images which are the same as or similar to those used at any time by the Company or any affiliate in connection with any product or service, whether or not such use would be in a business competitive with that of the Company. This Restrictive Covenant on the part of the Executive is given and made by the Executive to induce MegaMedia to employ the Executive and to enter into this Employment Agreement with the Executive, and the Executive hereby acknowledges the sufficiency of the consideration for this Restrictive Covenant.

     This Restrictive Covenant is not executory or otherwise subject to rejection under the Bankruptcy Code. This Restrictive Covenant is a reasonable an necessary restraint of trade and does not violate the Sherman Antitrust Act, the Florida Antitrust Act, or the common law; it is


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     supported  by  valid  business  interests,   including  the  protection  of
     MegaMedia trade secrets and confidential business information and the protection of MegaMedia's relationships with its customers and prospective customers, at the one (1) year restriction is essential to the full protection of those valid business interests. If any portion of this Restrictive Covenant is held by a court of competent jurisdiction to be unreasonable, arbitrary, or against public policy for any reason, this Restrictive Covenant shall be considered divisible as to line of business, time, and geographic area; if a court of competent jurisdiction should determine the specified lines of business, the specified period, or the specified geographic area to be unreasonable, arbitrary, or against public policy for any reason, a narrower line of business, a lesser period, or a smaller geographic area that is determined to be reasonable, non-arbitrary, and not against public policy for any reason, may be enforced by MegaMedia against the Executive.

8. REMEDIES: The Executive acknowledges that the Company would not enter into this Agreement without the covenants set forth in Paragraphs 6,7 and 8 of this Agreement and that such covenants are given as an integral part of and incident to this Agreement. MegaMedia and the Executive agree that, in the event of a breach by the Executive of the Restrictive Covenants set forth in Paragraphs 6 and 7, above, such a breach would irreparably injure MegaMedia and would leave MegaMedia with no adequate remedy at law, and MegaMedia and the Executive further agree that if legal proceedings (including arbitration proceedings) should be brought by MegaMedia, against the Executive to enforce the Restrictive Covenant, MegaMedia shall be entitled to all civil remedies, including without limitation, preliminary and permanent injunctive relief restraining the Executive from violating, directly or indirectly, either as an individual on his own account or as a partner, joint venture, employee, agent, salesman, contractor, officer, director, or stockholder or otherwise, the restrictions of Paragraph 6 and 7, above.

     Nothing in this Employment Agreement shall be construed as prohibiting MegaMedia from pursuing any other legal or equitable remedies available to it fro breach or threatened breach of the Restrictive Covenants. MegaMedia agrees that it shall bring an appropriate action to enforce its rights under Paragraphs 6 and 7, within 60 days of that date when facts material to the right of action are known or reasonably should have been known to MegaMedia.

     Should legal proceedings (including arbitration proceedings) be brought by MegaMedia against the Executive to enforce the Restrictive Covenants, the period of restriction shall be deemed to being running on the date of entry of an order granting MegaMedia preliminary injunctive relief and shall continue uninterrupted for the next succeeding one (1) year; the Executive acknowledges that such purposes and effect would be frustrated by measuring the period of restriction from the date of termination of employment where the Executive failed to honor the Restrictive Covenant until directed to do so by court order. MegaMedia and the Executive agree that, if MegaMedia is granted preliminary injunctive relief under this Agreement, an injunction bond of no more than $190,000.00 or an amount equal to the Executive's latest annual salary level, whichever is greater, shall be sufficient to indemnify the Executive for any costs or damages that he might incur if the Court ultimately determines that the Executive was wrongfully enjoined. If the Executive breaches any of the provisions of Paragraphs 6 or 7, in addition to its other rights and remedies, the Company shall have the right to require the Executive to account for and pay over to the Company all compensation, profits, money, accruals, and other benefits derived or received, directly or indirectly, by the Executive from the action constituting such breach.

9.   TERMINATION: This Agreement may be terminated prior to the expiration of


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     the term set forth in Paragraph 2 upon the  occurrence of any of the events set forth in, and subject to the terms of this Paragraph 9.

     A. Death. This Agreement will terminate immediately and automatically upon the death of the Executive. In the event of Executive's death, Executive's estate or his designated beneficiary shall be paid by the Company all of the compensation and benefits due to Executive through the date of his death, including without limitation, the Escrow Stock and stock option benefits to which Executive was entitled as of the date of his death.

     B. Disability. This Agreement may be terminated at the Company's option, immediately upon written notice to the Executive, if the Executive shall suffer a permanent disability. For the purposes of this Agreement, the term "permanent disability" shall mean the Executive's inability to perform his duties under this Agreement for a period of 120 consecutive days or for an aggregate of 180 days, whether or not consecutive, in any twelve (12) month period, due to illness, accident or any other physical or mental condition, as determined by the Board of Directors of the Company. In the event of a permanent disability, Executive shall be paid by the Company all of the compensation and benefits due to Executive through the date of his permanent disability, including without limitation, the Escrow Stock and stock option benefits to which Executive was entitled as of the date of his permanent disability. All stock options vested as of the date Executive's employment is terminated due to permanent disability shall remain exercisable for the full duration of the option exercise period.

     C. Voluntary termination by Executive.This Agreement may be terminated by Executive upon the giving of 60 days written notice to the Board of Directors. In the event that Executive voluntarily terminates this Agreement, except for "Constructive Discharge" as hereinafter defined, he shall be paid by the Company all of the compensation and benefits due to Executive through the date of termination and all stock options vested as of that date shall remain exercisable for the full duration of the option exercise period. In the event that Employee is Constructively Discharged, his termination shall be treated as if made by Company without cause and Executive shall receive all the compensation and benefits specified in paragraph 9E below. For purposes of this Agreement, "Constructive Discharge" shall mean:

          i. any reduction of compensation, stock options or other benefits set forth in Paragraph 4 hereof;

          ii. a material reduction in Executive's job function, duties or responsibilities, or a similar change in Executive's reporting relationships, it being agreed and understood that Executive's failure to win re-election to the Board of Directors (after his election to an initial term as provided in Paragraph 19 hereof) shall not constitute "Constructive Discharge" so long as the shareholders bound by the Voting Agreement attached hereto as Exhibit D shall have voted in accordance with the terms of that agreement;

          iii. a required relocation of Executive more than 35 miles from the Company's offices at 57 West Pine Street, Orlando, Florida 32801; or,

          iv. any breach of any of the material terms of this Agreement by the Company which is not fully cured within 15 (fifteen) days of Company's receipt of written notice thereof from Executive.


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     D    Cause. This Agreement may be terminated at the Company's option, immediately upon written notice to the Executive, upon (i) "Misconduct" which includes, but is not limited to, the following, which shall not be construed in pari materia with each other: (a) Conduct evincing such willful or wanton disregard of an employer's interests as is found by the Company's Board of Directors to be in deliberate violation or disregard of standards of behavior which the employer has the right to expect of the Executive; or (b) Carelessness or negligence of such a degree or recurrence as is found by the Company's Board of Directors to manifest culpability, wrongful intent, or evil design, or to show an intentional and substantial disregard of an employer's interests or of the Executive's duties and obligations to the employer, or (ii) fraud, criminal conduct (as evidenced by a plea of no contest or guilty or upon conviction of the Executive for any felony) or embezzlement by the Executive. In the event that Executive is terminated for cause, he shall be paid by the Company all compensation and benefits due through the date of written notice of termination, including without limitation all stock option benefits vested prior to the date of written notice of termination hereunder. All stock options vested as of the date Executive's employment is terminated for cause shall remain exercisable for the full duration of the option exercise period.

     E. Without Cause. This Agreement may be terminated at the Company's option without cause immediately upon notice to the Executive. In the event the Company elects to terminate this Agreement without cause pursuant to this subsection, or the Executive is Constructively Discharged as specified in Paragraph 9C above, the Company shall:

          i. Pay to Executive as wages in lieu of notice the sum of $190,000.00, or an amount equal to the Executive's latest annual salary level, whichever is greater, to be paid in four equal payments, with the first payment paid immediately upon termination and subsequent payments being paid on the 30th, 60th and 90th day after termination, until paid in full.

          ii. Immediately vest all of Executive's Escrow Stock and stock option rights as provided in the Stock Option Agreements as though he remained employed for the initial three years of this Agreement.

          iii. Simultaneous with delivery of the Executive's general release referenced in paragraph 9F, Company shall deliver to Executive or Executive's estate a general release, in form substantially similar to Executive's Release, releasing the Executive and/or his estate from any and all rights, claims, demands, judgments, obligations, liabilities and damages, whether accrued or unaccrued, asserted or unasserted, and whether known or unknown, relating to the Company which ever existed, then existed, or may thereafter exist, by reason of the termination of this Agreement without cause except Executive's future performance of his duties and obligations under Paragraphs 6 and 7 of this Agreement.

     F. Upon the termination of Executive's employment by the Company without cause, simultaneously with the receipt of the first installment of the wages in lieu of notice, and as a condition to the receipt thereof, the Executive or his estate, shall deliver to the Company a general release form acceptable to the Company releasing the Company form any and all rights, claims, demands, judgments, obligations, liabilities and damages, whether accrued or unaccrued, asserted or unasserted, and whether known or unknown, relating to the Company which ever existed, then existed, or may thereafter exist, by reason of termination of this Agreement without cause, except payment of $190,000.00 or an amount equal to the Executive's latest annual salary level, whichever is greater, in lieu of notice and the Escrow Stock and the vested stock options.

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     G.   Effect of  Termination.  In the event of any  termination  under  this
          Paragraph 9, the Company shall have no further obligation under this Agreement to make any payment to, or bestow any benefits on, the Executive from and after the date of the termination other than payments or benefits accrued and due and payable to Executive as provided herein.

10. INVENTIONS, IDEAS, PROCESSES AND DESIGNS: All inventions, ideas, processes, programs, software, and designs (including all improvements) (i) conceived (whether or not actually conceived during regular business hours) or made by the Executive during the course of his employment with MegaMedia and for a period of six (6) month subsequent to the termination of such employment with MegaMedia, and (ii) integrally related to the business of MegaMedia, shall be disclosed in writing promptly to MegaMedia and shall be the sole and exclusive property of MegaMedia. The Executive shall cooperate with MegaMedia and its attorneys in the preparation of patent and copyright applications for such developments and shall promptly assign all such inventions, ideas, processes, and designs to MegaMedia. The decision to file for patent or copyright protection or to maintain such development as a trade secret shall be in the sole discretion of MegaMedia, and the Executive shall be bound by such decision. The Executive shall provide, on the back of this Employment Agreement, a complete list of all inventions, ideas, processes, and designs, if any, patented or unpatented, copyrighted or uncopyrighted, including a brief description, which he or she made or conceived prior to his or her employment with MegaMedia and which therefore are excluded from the scope of this Agreement.

11. CONSIDERATION. The Executive expressly acknowledges and agrees that the execution by MegaMedia of this Employee Agreement constitutes full, adequate, and sufficient consideration to the Executive from MegaMedia for the duties, obligations, and covenants of the Executive under this Agreement, including, by way of illustration and not by way of limitation, the agreements, covenants, and obligations of the Executive under Paragraphs 6 and 7 of this Agreement. MegaMedia expressly acknowledges and agrees similarly with respect to the consideration received by it from the Executive under this Agreement.

12. INDEBTEDNESS. If, during the course of the Executive's employment under this Employment Agreement, the Executive becomes indebted to MegaMedia for any reason, MegaMedia may, if it so elects, set off any sum due to MegaMedia from the Executive and collect form the Executive any remaining balance.

13. TRAINING EXPENSES. MegaMedia shall pay for all reasonable training expenses incurred by the Executive while he is employed under this Employment Agreement.

14. CONSENT TO PERSONAL JURISDICTION AND VENUE; WAIVER OF JURY TRIAL. The Executive and Company hereby consent to personal jurisdiction and venue, for any action brought by either party arising out of a breach or threatened breach of this Employment Agreement, exclusively in the United States District Court for the Middle District of Florida, Orlando Division, or in the Circuit Court in and for Orange County, Florida; the Executive and Company hereby agree that any action brought by either party, alone or in combination with others, against the other party, whether arising out of this Agreement or otherwise, shall be brought exclusively in the United States District Court for the Middle District of Florida, Orlando Division, or in the Circuit Court in and for Orange County, Florida. The Executive and Company hereby agree that any controversy which may arise under this Agreement would involve complicated and difficult factual and legal issues. Therefore, if a court of law determines for any reason that the arbitration clause of Paragraph 15 of the Agreement is unenforceable, then any action brought by MegaMedia against the Executive, alone or in combination with others, against MegaMedia, whether arising out of this Agreement or otherwise, shall be determined by a Judge sitting without a jury.

15. ARBITRATION. All controversies, claims, disputes, and matters in question arising out of, or related to, this Employment Agreement or the breach of this Agreement, or the relations between the signatories to this Agreement, shall be decided by arbitration in accordance with the commercial Arbitration Rules of the American Arbitration Association. The signatories agree that the arbitration shall take place exclusively in Orlando, Florida, and shall be governed by the substantive law of the state of Florida. Any award rendered by the arbitrator shall be final, and final judgment may be entered upon it in accordance with applicable law in any court having jurisdiction thereof, including a federal district court, pursuant to the Federal Arbitration Act. The arbitrator may grant a party injunctive relief, including mandatory injunctive relief, to protect the rights of such party, but the arbitrator shall not be limited to such relief. This arbitration provision shall not preclude a party from seeking temporary or preliminary injunctive relief in a court of law to protect its rights, nor shall the filing of such an action constitute any waiver by either party of its right to arbitrate. In connection with the arbitration of any dispute between the signatories to this Agreement, each signatory may utilize all methods of discovery authorized by the Federal and Florida Rules of Civil Procedure.

16.  SERVICE  OF  PROCESS  -  MEGAMEDIA.   If  the  Executive  institutes  legal
     proceedings (including arbitration proceedings) against MegaMedia, the signatories to this Employment Agreement agree that service of process by registered and certified U.S mail of the complaint and summons to the national headquarters of MegaMedia, currently located at 57 West Pine
     Street, Orlando, Florida 32801, is reasonably calculated to apprise MegaMedia of any legal proceedings (including arbitration proceedings) instituted against it by the Executive. The above-described method for service of process shall not constitute by MegaMedia to the exercise of personal jurisdiction by any court except the United States District Court for the Middle District of Florida, Orlando Division or the Circuit Court for Orange County, Florida, in connection with any controversy or dispute between the signatories to this Agreement.

17. SERVICE OF PROCESS - EXECUTIVE. If MegaMedia institutes legal proceedings (including arbitration proceedings) against the Executive, the parties agree that, except as provided below, MegaMedia shall server process by process server upon the Executive at his last known residence address located in the United States. The Executive shall notify MegaMedia in writing of any change in his residence address within ten (10) calendar days of the change. If the Executive changes his U.S. residence address and fails to notify MegaMedia in writing within ten (10) calendar days of the change, the signatories agree that the following specified method of service of process is reasonably calculated to reach the Executive and to apprise the Executive of the legal proceedings instituted by MegaMedia:

MegaMedia shall (i) serve copies of the summons and complaint by certified and registered U.S. Mail to the Executive's last known residence located in the United States and (ii) place a public notice in a newspaper of general circulation in the geographic area of the Executive's last known residence address for a period of two (2) consecutive weeks following commencement
     (i.e., filing) of the proceedings. The Executive expressly acknowledges that the above-described method for service of process is (i) reasonably calculated to apprise him of any legal proceedings instituted against him by MegaMedia and (ii) sufficient for the court issuing the summons or the American Arbitration Association to exercise personal jurisdiction over him.

18. ACKNOWLEDGEMENTS. The Executive hereby acknowledges that he has been provided with a copy of this Employment Agreement for review prior to signing it, that he has been given the opportunity to have this Agreement reviewed by his own attorney prior to signing it, that he understands the purposes and effects of this Agreement, and that he has been given a signed copy of this Agreement for his own records. The parties hereto acknowledge that this Agreement and all matters contemplated herein, have been negotiated between both of the parties hereto and their respective legal counsel and that both parties have participated in the drafting and preparation of this Agreement from the commencement of negotiation at all times through the executive hereof.

19. WAIVER. The waiver by either party of a breach or threatened breach of this employment Agreement by the other party shall not be construed as a waiver of any subsequent breach. The refusal or failure of MegaMedia to enforce the Restrictive Covenants or prohibitions of this Agreement (or any similar Agreement) against any other executive, agent, or independent contractor, for any reason shall not constitute a defense to the enforcement by MegaMedia of the Restrictive Covenants or the prohibitions of this Agreement, nor shall it give rise to any claim or cause of action by such executive, agent, or independent contractor or consulting against MegaMedia.

20. BOARD OF DIRECTORS. MegaMedia agrees that the Board of Directors shall be increased from the current number of two (2) directors and that one of the new board positions shall be filled by the Executive pursuant to the Voting Agreement attached hereto as Exhibit D and that the Executive shall be elected to an initial term on the Board of Directors by June, 2000. This section shall be deemed to be a material provision of this Agreement.

21. INDEMNIFICATION. The Company shall indemnify Executive to the fullest extent permitted by applicable law against damages and expenses (including fees and disbursements of counsel) in connection with his status or arising out of the ordinary and proper conduct of his duties as an employee, officer and director of the Company.

22.  MISCELLANEOUS.

     A. Entire Agreement. This Employment Agreement, together with Exhibits A, B, C, D & E constitutes the entire agreement between its signatories pertaining to the subject matters of the Agreement, and it supersedes all negotiations, preliminary agreements, and all prior and contemporaneous discussions and understandings of the signatories in connection with the subject matters of the Agreement. Except as otherwise herein provided, no covenant, representation, or condition not expressed in this Agreement, or in an amendment made and executed in accordance with the provisions of subparagraph (b) of this paragraph, shall be binding upon the signatories or shall affect or be effective to interpret, change, or restrict the provisions of this Agreement.

     B. Amendments. No change, modification, or termination of any of the terms, provisions, or conditions of this Agreement shall be effective unless made in writing and signed or initialed by all signatories to this Agreement.

     C. Governing Law. This Agreement shall be governed and construed in accordance with the statutory and decisional law of the State of Florida governing contracts to be performed in their entirety in Florida.

     D. Separability. If any paragraph, subparagraph, or provision of this Agreement, or the application of such paragraph, subparagraph or provision, is held invalid by a court of competent jurisdiction, the remainder of the Agreement, and the application of such paragraph, subparagraph, or provision to persons or circumstances other than those with respect to which is held invalid, shall not be affected.

     E. Headings and Captions. The titles and captions of paragraphs and subparagraphs contained in this Agreement are provided for convenience of reference only, and they shall not be considered a part of this Agreement for purposes of interpreting or applying this Agreement; such titles or captions are not intended to define, limit, extend, explain or describe the scope or extent of this Agreement or any of its terms, provisions, representations, warranties, or conditions in any manner or way whatsoever.

     F. Attorney's Fees. In the event it shall be necessary for any party to seek arbitration or court intervention in order to enforce or defend its rights hereunder, the prevailing party in any such action shall recover from the non-prevailing party or parties, all reasonable attorneys' and paralegal fees in the trail and appellate courts and in all arbitration, including expert witness fees, deposition costs (appearance fees and transcript charges), injunction bond premiums, travel and lodging expenses, arbitration fees and charges, and all other reasonable costs and expenses.

     G. Continuance of Agreement. The rights, responsibilities, and duties of the signatories to this Agreement, and the covenants and agreements contained in this Agreement, shall continue to bind the signatories, shall continue in full force and effect until each and every obligation of the signatories pursuant to this Agreement (and any document or agreement incorporated hereby by reference) shall have been fully performed, and shall be binding upon the successors and assigns of the signatories.

     H. Successors and Assigns. Neither party shall have the right to assign this personal Agreement, or assign any rights or delegate any obligations hereunder, without the consent of the other party; provided, however, that upon the sale of all or substantially all of the assets, business and goodwill of the Company to another company, this Agreement shall inure to the benefit of; and be binding upon, both Executive and the company purchasing such assets, business and goodwill, or surviving such merger or consolidation, as the case may be, in the same manner and to the same extent as though such other company were the Company, subject to the Executive's rights hereunder. Subject to the foregoing, this

          Agreement shall inure to the benefits of; and be binding upon, the parties hereto and their legal representatives, heirs, successors and assigns.

     I. Additional Acts. The Executive and the Company each agrees to execute, acknowledge and deliver and file, or cause to be executed, acknowledged and delivered and filed, any and all further instruments, agreements or documents as may be necessary or expedient in order to consummate the transactions provided for in this Agreement and do any and all further acts and things as may be necessary or expedient in order to carry out the purposes and intent of this Agreement.

     J. Notices. Any notice or other communication under this Agreement, other than as provided above, shall be delivered personally or sent by certified mail, return receipt requested, postage prepaid, or sent by facsimile or prepaid overnight courier to the parties at the addresses set forth below (or at such other addresses as shall be specified by the parties by like notice). Such notices, demands, claims and other communications shall be deemed given when actually received or (a) in the case of delivery by overnight service with guaranteed next day delivery, the next day or the day designated for delivery, (b) in the case of facsimile, the date upon which the transmitting party received confirmation of receipt by facsimile, telephone or otherwise.

                  To the Company:                   To the Executive:
                  MegaMedia Networks, Inc.          David A. Gust
                  57 West Pine Street               13543 Banana Bay Drive
                  Orlando, Florida  32801           Winter Garden, Florida 34787
                  Attn: Legal Department
                  Fax: 407-245-2943

     K. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which, together, will constitute one and the same agreement. Any facsimile version of a manually executed signature page delivered by one party to the other shall be deemed manually executed and delivered original.

     L. Rights as Stockholder. Executive shall have no rights as a stockholder for which options have not been exercised.



--------------------------------            ------------------------------
Witness                                     Executive - David A. Gust

--------------------------------            ------------------------------
Attest: By Mark R. Dolan, Secretary         MegaMedia Networks, Inc.
                                            By William A. Mobley, Jr., President

                                ESCROW AGREEMENT

                                    EXHIBIT A

     THIS ESCROW AGREEMENT (the "Escrow Agreement") is dated as of January 10, 2000, by and among MegaMedia Networks, Inc., (the "Company"), David A. Gust (the "Executive"), and Christopher P. Flannery, an attorney who practices law in the Commonwealth of Pennsylvania, as Escrow Agent (the "Escrow Agent").

     WHEREAS, the Stockholders of the Company have transferred shares of common stock of the Company (the "Shares") to the Escrow Agent to support stock rights granted or to be granted to current or new employees, including David A. Gust as the Company's Chief Executive Officer utilizing an escrow arrangement as described in this Escrow Agreement; and,

     WHEREAS, the terms and conditions of Executive's employment with the Company are set forth in an employment agreement between them, dated as of January 10, 2000, (the "Employment Agreement"), attached as described in this Escrow Agreement; and,

     WHEREAS, the Escrow Agent is willing to act hereunder on the terms and conditions set forth herein;

     NOW, THEREFORE, in consideration of the mutual covenants and obligations set forth below, and intending to be legally bound, the parties hereto hereby agree as follows:

     1.   ESCROW ACCOUNT

     1.1 DEPOSIT. The Stockholders have delivered the Shares to the Escrow Agent along with blank stock powers with Medallion guaranteed signatures (the "Escrow") to be held by the Escrow Agent in a separate account (the "Escrow
Account") subject to the terms and provisions of this Escrow Agreement. The Shares in the Escrow Account will be used to support stock rights granted or to be granted to the Company's executives.

     1.2 TRANSFER TO EXECUTIVE. Upon execution of the Employment Agreement between Executive and the Company and payment to the Escrow Agent of Two
Thousand and Five Hundred Dollars ($2,500.00), 250,000 of the shares in the Escrow Account shall be transferred on the books of the Company to Executive and a certificate for those 250,000 shares shall be issued in Executive's name. Executive shall thereupon be a stockholder in the Company with respect to those shares and shall have the rights of a stockholder with respect to all such shares, including the rights to vote such shares and to receive any dividend or other distributions paid with respect to such shares, but shall not be able to sell, exchange, transfer, pledge, hypothecate or otherwise dispose of the shares until the conditions specified in paragraph 4(B)(i) of the Employment Agreement have been met.

     1.3 STOCK POWER. In aid of the restrictions on transfer of the Shares, Executive's execution of the Employment Agreement shall acknowledge his agreement to have the certificate evidencing his shares held by Escrow Agent as security for Executive's performance of the Employment Agreement until the conditions specified in paragraph 4(B)(i) of the Employment Agreement have been met. Executive shall also execute a stock power agreement with a Medallion guaranteed signature, endorse in blank, a copy of which is attached hereto as Attachment A, and deposit it with the Escrow Agent until the conditions in paragraph 4(B)(i) have been met or until the shares are forfeited a specified in the Employment Agreement.

      2.  DISBURSEMENT OF ESCROW.

     2.1 DELIVERY OF ESCROW STOCK TO EXECUTIVE. Provided that Executive has not voluntarily terminated his employment or employment has not been terminated "for cause" (as defined in paragraph 9D of the Employment Agreement) prior to the occurrence of the earliest event specified in paragraphs 4(b)(i)(a) through (f) of the Employment Agreement, upon the occurrence of the earliest event specified in the paragraph 4(b)(i)(a) through (f), of the Employment

Agreement the Escrow Agent shall promptly deliver to Executive, both the certificate or certificates held by him in Executive's name and the executed stock power agreement.

     2.2 CANCELLATION OF ESCROW STOCK. In the event Executive has voluntarily terminated his employment or his employment has been terminated "for cause" (as defined in paragraph 9D of the Employment Agreement) prior to the occurrence of the earliest event specified in paragraphs 4(b)(i)(a) through (f) of the Employment Agreement, Escrow Agent is authorized and directed to send the executed stock power agreement with Medallion guaranteed signature, endorsed in blank, together with the stock certificate or certificates evidencing ownership of the 250,000 shares of the Company's common stock, $0.01 par value, held by Escrow Agent in Executive's name to the Transfer Agent and to direct the Transfer Agent to cancel the Escrow Stock.

     2.3 CONTROVERSIES. If any controversy arises between two or more of the parties, or between any of the parties and any person not a party, as to whether or not or to whom the Escrow Agent shall deliver the Escrow or any portion thereof or as to any other matter arising out of or relating to this Escrow Agreement, the Escrow Agent shall not be required to determine the same and need not make any delivery of the Escrow concerned or any portion thereof but may retain the same until the rights of the parities to the dispute shall have been finally determined by agreement or by final judgment of a court of competent jurisdiction after all appeals have been finally determined (or the time for further appeals has expired without an appeal having been made). The Escrow Agent shall deliver that portion of the Escrow concerned covered by such agreement or final order within five (5) days after the Escrow Agent receives a copy thereof. The Escrow Agent shall assume that no such controversy has arisen unless and until it receives written notice from the Company or the Executive that such controversy has arisen, which refers specifically to this Agreement and identifies the adverse claimants to the controversy.

     2.4 NO OTHER DISBURSEMENTS. No portion of the Escrow shall be disbursed or otherwise transferred except in accordance with this Escrow Agreement.

     3. ESCROW AGRENT. The acceptance by the Escrow Agent of his duties hereunder is subject to the following terms and conditions, which the parties to this Agreement hereby agree shall govern and control with respect to the rights, duties, liabilities and immunities of the Escrow Agent:

     3.1 The Escrow Agent shall not be responsible or liable in any manner whatever for the sufficiency, correctness, genuineness or validity of any property deposited with or held by him.

     3.2 The Escrow Agent shall be protected in acting upon any written notice, certificate, instruction, request or other paper or document believed by him to genuine and to have been signed or presented by the proper party or parties.

     3.3 The Escrow Agent shall not be liable for any act done hereunder except in the case of its willful misconduct or bad faith.

     3.4 The Escrow Agent shall not be obligated or permitted to investigate the correctness or accuracy of any document or to determine whether or not the signatures contained in said documents are genuine or to require documentation or evidence substantiating any such document or signature.

     3.5 The Escrow Agent shall have no duties as Escrow Agent except those which are expressly set forth herein, and in any modification or amendment hereof; provided, however, that no such modification or amendment hereof shall affect its duties unless it shall have given its written consent thereto. The Escrow Agent shall not be prohibited from owning an equity interest in the Company or any third party that is in any way affiliated with or conduct business with the Company.

     3.6 The company and the Executive acknowledge that the Escrow Agent is practicing attorney and may have worked with the Company, the Stockholders, the Executive or affiliates of them on other unrelated transactions, and that they and each of them has specifically requested that the Escrow Agent draft the documents for this transaction and act as Escrow Agent. Each party represents that the Escrow Agent draft the documents for this transaction and act as Escrow Agent. Each party represents that it has retained legal and other counsel of its choosing with respect to the transactions contemplated herein and is satisfied in its sole discretion with the form and content of the documentation drafted by the Escrow Agent. The parties hereby waive any objection to the Escrow Agent so acting based upon conflict of interest or lack of impartiality. The Escrow Agent agrees to act impartially and in accordance with the terms of this Agreement and with the parties' respective instructions, so long as they are not in conflict with the terms of this Escrow Agreement.

     4. TERMINATION. This Agreement shall terminate on the earlier of (a) the date on which the certificate or certificates for the 250,000 shares shall have been transferred to Executive, or (b) the next business day after the expiration of Executive's stock rights under paragraph 4B(i) of the Employment Agreement.

     5.   MISCELLANEOUS.

     5.1  INDEMNIFICATION OF ESCROW AGENT.

     (a) The Company and the Executive each agree, jointly and severally, to indemnify the Escrow Agent for, and to hold him harmless against, any loss incurred without willful misconduct or bad faith on the Escrow Agent's part, arising out of or in connection with the administration of this Agreement, including the cost and expenses of defending himself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. The indemnification shall not apply to a party with respect to a direct claim against the Escrow Agent by such party alleging in good faith a breach of this Escrow Agreement by the Escrow Agent, which claim result in a final non-appealable judgment against the Escrow Agent with respect to such claim.

     (b) In the event of any dispute as to the nature of the rights or obligations of the Executive, the Company or the Escrow Agent hereunder, the Escrow Agent may at any time or from time to time interplead, deposit and/or pay all or any part of the Escrow Account with or to a court of competent jurisdiction sitting in Philadelphia, Pennsylvania or in any appropriate federal court, in accordance with the procedural rules thereof. The Escrow Agent shall give notice of such action to the Company and the Executive. Upon such interpleader, deposit or payment, the Escrow Agent shall immediately and automatically be relieved and discharged from all further obligations and responsibilities hereunder, including the decision to interplead, deposit or pay such funds.

     5.2 AMENDMENTS. This Escrow Agreement may be modified or amended only by a written instrument executed by each of the parties hereto.

     5.3 NOTICES. All communications required to be given under this agreement to any party shall be sent by first class mail or facsimile to such party at the address listed below or such other addresses as shall be specified by the parties by like notice.

     5.4 SUCCESSORS AND ASSIGNS. This Escrow Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however that the Escrow Agent shall not assign its duties under this Escrow Agreement.

     5.5 GOVERNING LAW. This Escrow Agreement shall be governed by and construed and interpreted in accordance with the laws of the Commonwealth of Pennsylvania.

     5.6 COUNTERPARTS. This Escrow Agreement may be executed in two or more counterparts, each of which shall be an original, and all of which together shall constitute one and the same agreement.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

-----------------------------              ------------------------------
Executive - David A. Gust                  MegaMedia Networks, Inc.,
13543 Banana Bay Drive                     By William A. Mobley, Jr., President
Winter Garden, Florida 34787               57 West Pine Street
                                           Orlando, Florida 32801


ESCROW AGENT:



Christopher P. Flannery, Esq.
Astor Weiss, Kaplan, Watters & Strong, LLP
The Belleveue, 6th Floor
Broad Street at Walnut
Philadelphia, PA 19103

                                   STOCK POWER

                                  ATTACHMENT A

For full and adequate consideration received, David A. Gust, hereby sells, assigns, and transfers to MEGAMEDIA NETWORKS, INC., Two Hundred and Fifty
Thousand (250,000) shares of legend restricted common stock of MegaMedia Networks, Inc., now registered in the name of David A. Gust, on the books of the Corporation, Certificate # ________ and hereby irrevocably constitutes and appoints Atlas Stock Transfer Company, or its successors, agent and attorney to transfer the aforesaid stock on the books of the Corporation, with full power of substitution in the premises.

Dated:___________________.


-------------------------
David A. Gust

-------------------------
SIGNATURE MEDALLION GUARANTEED

                                    EXHIBIT B

                             STOCK OPTION AGREEMENT

     STOCK OPTION AGREEMENT as of January 10, 2000, by and between MegaMedia Networks, Inc. (the "Company"), and David A. Gust, (the "Optionee").

                             -----------------------

     In consideration for the Optionee signing an Employment Agreement of even date herewith (the "Employment Agreement") with the Company and for other good and valuable consideration, receipt of which is hereby acknowledged, the company hereby grants the Optionee the option to acquire shares or the common stock of the Company upon the following terms and conditions:

1.   GRANT OF OPTION

     A. The Company hereby grants to the Optionee the right and option (the "Option") to purchase up to 200,000 fully paid and non-assessable shares of Common Stock par value $.01 per share of the Company (the "Shares"), subject to the vesting provisions described below.

     B. This Option shall vest in Executive on the earliest to occur of the following:

          (i) On January 9, 2002, provided that Executive remains employed by Company, a parent or subsidiary corporation of Company; or

          (ii) Upon termination of Executive's employment by Company without "Cause" as defined in paragraph 9D of the Employment Agreement prior to January 9, 2002; or

          (iii) Upon  Executive's  voluntary  termination  of his employment for
                "Constructive   Discharge"  as  defined   paragraph  9C  of  the
                Employment Agreement, prior to January 9, 2002; or

          (iv) A "change in control" of the Company, prior to January 9, 2002. A "change in control" of the Company shall be defined as (i) a sale, purchase, merger or other business combination which results in transfer to a third party of an ownership interest of greater than 50% of the company or any successor entity to the Company, (ii) a sale or other disposition of all or substantially all of the Company's assets, or (iii) election by the shareholders of the Company of persons to serve as directors of the Company, comprising more than one-half (1/2) the total number of directors, persons who were not nominated or recommended to the shareholders for election as directors by the Board's nominating committee.

     C. The date on which the Option vest under this paragraph shall be know as the "Vesting Date".

     D. The Option once vested, may be exercised during the period ("Option Period") commencing on the Vesting Date and expiring at 5:00 p.m. Eastern Standard Time on the date that is exactly ten (10) years after the Vesting Date. For example, if the Vesting Date is January 9, 2002, the Option Period shall expire at 5:00 p.m. on January 9, 2012. Upon expiration of the Option Period the Optionee shall have no further right to purchase any shares not then purchased. The Company shall at all times during the Option Period have available such number of Shares as will be sufficient to satisfy the Option.

     E. It is not intended that these Options qualify as Incentive Stock Options within the meaning of Section 422A of the Internal Revenue Code of 1986, as amended (the "Code").

2.   EXERCISE PRICE

     The exercise price of the Option (the "Exercise Price") shall be Three Dollars ($3.00) per Share, and shall be payable by certified or bank check payable to the order of the Company at the time of the exercise. As an alternative, Optionee may present Shares already owned by the Optionee with a market value at least equal to the aggregate Exercise Price of the Options which Optionee seeks to exercise.

3.   EXERCISE OF OPTION

     The Optionee may exercise this Option in whole or in part, by providing notice to the Company, in the form attached as Exhibit A, by registered or certified mail, return receipt requested, or by overnight mail or personal delivery, addressed to its principal office, signed by Optionee, indicating the number of Options which he desires to exercise. The notice shall be accompanied by payment of the Exercise Price as specified in Paragraph 2 above. As soon as practicable after the receipt of such notice of exercise, the Company shall cause the Company's transfer agent to issue to the Optionee certificates issued in the Optionee's name evidencing the Shares purchased by the Optionee.

4.   DEATH OF OPTIONEE

     In the event of the death of the Optionee, any unexercised portion of his Option shall be exercisable (to the extent that such Option was exercisable at the time of his death) for one hundred and twenty (120) days after the Optionee's death only by his personal representative or such persons to whom the deceased Optionee's rights shall pass under the Optionee's will or by the laws of descent and distribution.

5.   NON-TRANSFERABILITY OF OPTION

     The Optionee may not give, grant, sell exchange, transfer legal title, pledge, assign or otherwise encumber or dispose of the Option or any interest therein, otherwise than by will or the laws of descent and distribution and, except as provided in this paragraph and paragraph 4, the Option shall be exercisable only by the Optionee. Upon any attempt to so transfer the Option, or upon the levy or attachment or similar process of the Option, the Option shall automatically become null and void.

6.   RESTRICTION ON ISSUANCE OF SHARES - INVESTMENT REPRESENTATION

     By accepting the Option, the Optionee agrees for himself, his heirs and legatees that any and all Shares purchased upon the exercise of the Option shall be acquired for investment and not for distribution. All shares acquired by Executive under these provisions will be subject to statutory restrictions, registration and to such lockup agreements as Company may reasonably require of its executives. Upon the issuance of any or all of the Shares subject to the Option, the Company, in its discretion, may require the Optionee, or his heirs or legatees receiving such Shares to deliver to the company a representation in writing, in a form satisfactory to the Board of Directors, that such Shares are being acquired in good faith for investment and not for distribution. The Company may place a "stop transfer" order with respect to such Shares with its transfer agent and will place and appropriate restrictive legend on the certificate(s) evidencing such Shares. The Company agrees to register the Shares as part of any Form S-8 registration by the Company for so long as any Shares subject to Options remain outstanding.

7.   ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

     A. The Stock Option referenced herein shall not be subject to any dilution as to percentage of ownership that may be from time to time be appropriately approved und undertaken by the company and that is applicable to all issued and outstanding stock of the Company. In the event that the outstanding shares are changed into or exchanged for a different number or kind of shares or securities of the Company, or of any other corporation, by reason of reorganization, merger, or other subdivision, consolidation. Recapitalization, reclassification, stock split, stock divided or combination of shares or similar event, the Company shall make an appropriate and equitable adjustment to the Stock Option or to the Purchase Price so that Executive's Proportionate interest shall be maintained as before the occurrence of such event to the maximum extent possible.

     B. Any adjustment in the number of Shares shall apply proportionately to only the then unexercised portion of the Option. If fractional Shares would result from any such adjustment, the adjustment shall be revised to the next higher whole number.

8.   NO RIGHTS AS STOCKHOLDER

     The Optionee shall have no rights as a stockholder in Shares as to which the Option has not been exercised.

9.   TAXES

     The Company may make such provisions as it may deem appropriate for the withholding of any taxes which it determines is required in connection with the exercise of the Option granted hereby. The Company may further require notification from the Optionee upon any disposition of Shares acquired pursuant to the exercise of the Options granted hereunder.

10.  BINDING EFFECT

     Except as herein otherwise expressly provided, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their legal representatives and assigns.

11.  GOVERNING LAW

     This Agreement shall be governed by and construed in accordance with the laws of the State of Florida applicable to agreement made and to be performed wholly within the State of Florida

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date and year first above written.

----------------------------------        ------------------------------
Witness:__________________________        MegaMedia Networks, Inc.
                                          By William A. Mobley, Jr., President


----------------------------------        ------------------------------
Witness:__________________________        Optionee:_____________________

                                  EXERCISE FORM

          (To be Executed If Optionee Desires to Exercise the Options)

TO:  MegaMedia Networks, Inc.

     The undersigned, being the Optionee of certain options ("Options") to purchase shares of common stock of MegaMedia Networks, Inc. (the "Company" and the "Shares"), under the conditions thereof, hereby exercises Options to purchase Shares evidenced by the within Option Agreement, and Herewith makes payment of the exercise price in full in cash or immediately available fund or by delivery of shares already owned by the Optionee with a market value at least equal to the aggregate exercise price due. Kindly issue all Shares to the undersigned and deliver them to the undersigned at the address stated below. If such number of Shares shall not be all of the Shares purchasable under the within Option Agreement, please issue a new Option Agreement of like tenor for the balance of the remaining Shares purchasable hereunder to be delivered to the undersigned at the address stated below.

     By signing below, the Undersigned acknowledges that he has received such financial and other information to his satisfaction regarding the Company as he requires to make an informed investment decision. The Undersigned has had the opportunity to ask questions and receive answers from the Company regarding the Shares and the Company. The Undersigned further acknowledges that he is aware that the Shares issued pursuant to this exercise may be restricted from transfer.

                                         Name_________________________
                                             (Please Print)

                                         Address______________________

                                         Signature____________________

Dated__________________

                                    EXHIBIT C

                             STOCK OPTION AGREEMENT

     STOCK OPTION AGREEMENT as of January 10, 2000, by and between MegaMedia Networks, Inc. (the "Company"), and David A. Gust, (the "Optionee").

                             -----------------------

     In consideration for the Optionee signing an Employment Agreement of even date herewith (the "Employment Agreement") with the Company and for other good and valuable consideration, receipt of which is hereby acknowledged, the company hereby grants the Optionee the option to acquire shares or the common stock of the Company upon the following terms and conditions:

1.  GRANT OF OPTION

     F. The Company hereby grants to the Optionee the right and option (the "Option") to purchase up to 200,000 fully paid and non-assessable shares of Common Stock par value $.01 per share of the Company (the "Shares"), subject to the vesting provisions described below.

     G. This Option shall vest in Executive on the earliest to occur of the following:

          (i) On January 9, 2002, provided that Executive remains employed by Company, a parent or subsidiary corporation of Company; or

          (ii) Upon termination of Executive's employment by Company without "Cause" as defined in paragraph 9D of the Employment Agreement prior to January 9, 2002; or

          (iii) Upon  Executive's  voluntary  termination  of his employment for
                "Constructive   Discharge"  as  defined   paragraph  9C  of  the
                Employment Agreement, prior to January 9, 2002; or

          (iv) A "change in control" of the Company, prior to January 9, 2003. A "change in control" of the Company shall be defined as (i) a sale, purchase, merger or other business combination which results in transfer to a third party of an ownership interest of greater than 50% of the company or any successor entity to the Company, (ii) a sale or other disposition of all or substantially all of the Company's assets, or (iii) election by the shareholders of the Company of persons to serve as directors of the Company, comprising more than one-half (1/2) the total number of directors, persons who were not nominated or recommended to the shareholders for election as directors by the Board's nominating committee.

     H. The date on which the Option vest under this paragraph shall be know as the "Vesting Date".

     I. The Option once vested, may be exercised during the period ("Option Period") commencing on the Vesting Date and expiring at 5:00 p.m. Eastern Standard Time on the date that is exactly ten (10) years after the Vesting Date. For example, if the Vesting Date is January 9, 2003, the Option Period shall expire at 5:00 p.m. on January 9, 2013. Upon expiration of the Option Period the Optionee shall have no further right to purchase any shares not then purchased. The Company shall at all times during the Option Period have available such number of Shares as will be sufficient to satisfy the Option.

     J. It is not intended that these Options qualify as Incentive Stock Options within the meaning of Section 422A of the Internal Revenue Code of 1986, as amended (the "Code").

2.   EXERCISE PRICE

     The exercise price of the Option (the "Exercise Price") shall be Three Dollars ($4.50) per Share, and shall be payable by certified or bank check payable to the order of the Company at the time of the exercise. As an alternative, Optionee may present Shares already owned by the Optionee with a market value at least equal to the aggregate Exercise Price of the Options which Optionee seeks to exercise.

3.   EXERCISE OF OPTION

     The Optionee may exercise this Option in whole or in part, by providing notice to the Company, in the form attached as Exhibit A, by registered or certified mail, return receipt requested, or by overnight mail or personal delivery, addressed to its principal office, signed by Optionee, indicating the number of Options which he desires to exercise. The notice shall be accompanied by payment of the Exercise Price as specified in Paragraph 2 above. As soon as practicable after the receipt of such notice of exercise, the Company shall cause the Company's transfer agent to issue to the Optionee certificates issued in the Optionee's name evidencing the Shares purchased by the Optionee.

4.   DEATH OF OPTIONEE

     In the event of the death of the Optionee, any unexercised portion of his Option shall be exercisable (to the extent that such Option was exercisable at the time of his death) for one hundred and twenty (120) days after the Optionee's death only by his personal representative or such persons to whom the deceased Optionee's rights shall pass under the Optionee's will or by the laws of descent and distribution.

5.   NON-TRANSFERABILITY OF OPTION

     The Optionee may not give, grant, sell exchange, transfer legal title, pledge, assign or otherwise encumber or dispose of the Option or any interest therein, otherwise than by will or the laws of descent and distribution and, except as provided in this paragraph and paragraph 4, the Option shall be exercisable only by the Optionee. Upon any attempt to so transfer the Option, or upon the levy or attachment or similar process of the Option, the Option shall automatically become null and void.

6.   RESTRICTION ON ISSUANCE OF SHARES - INVESTMENT REPRESENTATION

     By accepting the Option, the Optionee agrees for himself, his heirs and legatees that any and all Shares purchased upon the exercise of the Option shall be acquired for investment and not for distribution. All shares acquired by Executive under these provisions will be subject to statutory restrictions, registration and to such lockup agreements as Company may reasonably require of its executives. Upon the issuance of any or all of the Shares subject to the Option, the Company, in its discretion, may require the Optionee, or his heirs or legatees receiving such Shares to deliver to the company a representation in writing, in a form satisfactory to the Board of Directors, that such Shares are being acquired in good faith for investment and not for distribution. The Company may place a "stop transfer" order with respect to such Shares with its transfer agent and will place and appropriate restrictive legend on the certificate(s) evidencing such Shares. The Company agrees to register the Shares as part of any Form S-8 registration by the Company for so long as any Shares subject to Options remain outstanding.

7.   ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

     C. The Stock Option referenced herein shall not be subject to any dilution as to percentage of ownership that may be from time to time be appropriately approved und undertaken by the company and that is applicable to all issued and outstanding stock of the Company. In the event that the outstanding shares are changed into or exchanged for a different number or kind of shares or securities of the Company, or of any other corporation, by reason of reorganization, merger, or other subdivision, consolidation. Recapitalization, reclassification, stock split, stock divided or combination of shares or similar event, the Company shall make an appropriate and equitable adjustment to the Stock Option or to the Purchase Price so that Executive's Proportionate interest shall be maintained as before the occurrence of such event to the maximum extent possible.

     D. Any adjustment in the number of Shares shall apply proportionately to only the then unexercised portion of the Option. If fractional Shares would result from any such adjustment, the adjustment shall be revised to the next higher whole number.

12.  NO RIGHTS AS STOCKHOLDER

     The Optionee shall have no rights as a stockholder in Shares as to which the Option has not been exercised.

13.  TAXES

     The Company may make such provisions as it may deem appropriate for the withholding of any taxes which it determines is required in connection with the exercise of the Option granted hereby. The Company may further require notification from the Optionee upon any disposition of Shares acquired pursuant to the exercise of the Options granted hereunder.

14.  BINDING EFFECT

     Except as herein otherwise expressly provided, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their legal representatives and assigns.

15.  GOVERNING LAW

     This Agreement shall be governed by and construed in accordance with the laws of the State of Florida applicable to agreement made and to be performed wholly within the State of Florida

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date and year first above written.

----------------------------------        ------------------------------
Witness:__________________________        MegaMedia Networks, Inc.
                                          By William A. Mobley, Jr., President


----------------------------------        ------------------------------
Witness:__________________________        Optionee:_____________________

                                  EXERCISE FORM

          (To be Executed If Optionee Desires to Exercise the Options)

TO:  MegaMedia Networks, Inc.

     The undersigned, being the Optionee of certain options ("Options") to purchase shares of common stock of MegaMedia Networks, Inc. (the "Company" and the "Shares"), under the conditions thereof, hereby exercises Options to purchase Shares evidenced by the within Option Agreement, and Herewith makes payment of the exercise price in full in cash or immediately available fund or by delivery of shares already owned by the Optionee with a market value at least equal to the aggregate exercise price due. Kindly issue all Shares to the undersigned and deliver them to the undersigned at the address stated below. If such number of Shares shall not be all of the Shares purchasable under the within Option Agreement, please issue a new Option Agreement of like tenor for the balance of the remaining Shares purchasable hereunder to be delivered to the undersigned at the address stated below.

     By signing below, the Undersigned acknowledges that he has received such financial and other information to his satisfaction regarding the Company as he requires to make an informed investment decision. The Undersigned has had the opportunity to ask questions and receive answers from the Company regarding the Shares and the Company. The Undersigned further acknowledges that he is aware that the Shares issued pursuant to this exercise may be restricted from transfer.

                                        Name______________________
                                            (Please Print)

                                        Address___________________

                                        Signature_________________

Dated______________

                                VOTING AGREEMENT

                                    EXHIBIT D

     THIS VOTING AGREEMENT is made and entered into this_____ day of March, 2000, by and among David A. Gust ("Executive"), William A. Mobley, Jr. ("Mobley"), Harry Timmons ("Timmons"), NextTraffic, Inc. ("NextTraffic"), David Marshlack ("Marshlack") and Mark R. Dolan, Esq. ("Dolan") (Mobley, Timmons, NextTraffic, Marshlack and Dolan are referred to collectively as the "Stockholders").

BACKGROUND

     The Stockholders collectively own over 50% of the outstanding common stock of MegaMedia Networks, Inc. (the "Company"). In consideration for the Executive agreeing to become an executive employee with the Company, and in order to preserve stability and ensure competent management of the Company, the Stockholders desire to enter into a voting agreement for the voting of their shares of Common Stock of the Company (the "Voting Agreement").

     NOW, THEREFORE, for and in consideration of the mutual covenants and agreements hereinafter contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound, the parties agree as follows:

Section 1. Ownership of Shares. The Stockholders represent and warrant that they beneficially own or control the voting of more than 50% of the outstanding common stock of the company on the date of this Voting Agreement. Such shares, including any and all additional shares of Common Stock of the Company acquired by any of the Stockholders are referred to herein as the "Shares". In addition, Mobley and Timmons represent and warrant that they are members of the Board of Directors of the Company.

Section 2. Additional Shares. The Stockholders may buy additional Shares or sell Shares. Any additional Shares owned by any of the Stockholders during the term of this Voting Agreement will become subject to this Voting Agreement. Shares sold by any of the Stockholders in brokers' transactions or to persons owning less than 1% of the outstanding common stock of the Company will no longer be subject to this Voting Agreement.

Section 3. Agreement. The parties will file a copy of this Voting Agreement with the corporate secretary of the Company.

Section 4. Voting of Shares. From the date of this Voting Agreement, the Stockholders agree to vote for the Executive to have a seat on the Company's Board of Directors for as long as Executive remains an employee of the Company. Mobley and Timmons agree to nominate Executive to fill a vacant position on the

Board of Directors effective the next scheduled meeting of the Company's Board of Directors, and to nominate Executive for election by the Company's stockholders at each annual meeting of stockholders for so long as Executive is employed by Company.

Section 5. Reorganization of the Company. In case the Company is merged into or consolidated with another corporation, or all or substantially all of the assets of the Company are transferred to another corporation, or all of the Shares are acquired by another corporation pursuant to a plan of exchange, then in connection with such transfer the term "Company" for all purposes of this Agreement shall be taken to include such successor corporation, and the term "Shares" shall be taken to include the voting stock of such corporation issued to the Stockholders pursuant to such merger, consolidation, sale or share exchange. The term "Shares" shall also include the shares of capital of the Company issued in connection with any stock split, stock dividend or other recapitalization of the Company.

Section 6. Term. The term of this Agreement shall commence on March 1, 2000, and shall continue for as long as Executive is an employee of the Company, unless terminated sooner in writing signed by the Executive.

Section 7. Successors. The term of this Agreement shall be binding upon and inure to the benefit of the heirs, executors, administrators, successors and assigns of the Stockholders, except for Shares sold in Broker's transactions to persons owning less than 1% of the outstanding Common Stock of the Company.

Section 8. Enforceability. The Stockholders agree that upon execution of this voting Agreement, this voting Agreement shall be specifically enforceable by Executive in a court of competent jurisdiction, which remedy shall be in addition to and not exclusive to any other remedies that may be available to him at law or in equity.

Section 9. Place of Performance. This Voting Agreement is made, executed, and entered into at Orlando, Florida and it is mutually agreed that the performance of all parts of this contract shall be in Orange County, Florida. This Agreement shall be construed and enforced in accordance with the law of the State of Florida. The appropriate state or federal courts located in Orange County, Florida shall have venue over all matters arising under this Voting Agreement and will be the proper forums in which to adjudicate such matters.

Section 10. Amendments. No change, modification, or termination of any of the terms provisions or conditions of this Voting Agreement shall be effective unless made in writing and signed by all signatories to this Voting Agreement.

Section 11. Counterparts. This Voting "Agreement may be executed in one or more counterparts, all of which taken together shall constitute one and the same instrument.

Section 12. Severability. If any term or provision of this Voting Agreement shall be held to be invalid or unenforceable for any reason, such term or provision shall be ineffective to the extent of such invalidity or unenforceability without invalidating the other terms and provisions hereof, and this Voting Agreement shall be construed as if such invalid or unenforceable term or provision had not been contained herein.

IN WITNESS WHEREOF, the parties hereto have duly executed this Voting Agreement and duly delivered the same or caused the same to be duly delivered on their behalf on the date first above written.

-----------------------                      -----------------------
Executive                                    Harry Timmons

-----------------------                      -----------------------
William A. Mobley, Jr.                       David G. Marshlack



-----------------------                      -----------------------
NextTraffic, Inc.                            Mark R. Dolan
By:_______________________
Its:______________________

                             DESCRIPTION OF BUSINESS

                                    EXHIBIT E

MegaMedia Networks, Inc. is a global internet entertainment portal specializing in commercial "on-demand" selection and delivery of high-quality programming including, but not limited to: movies, music, television and sports. MegaMedia Networks markets and distributes entertainment content to consumers on a per view, subscription, membership, or free basis; builds one-to-one customer intimacy marketing profiles to enhance revenues; offers targeted and general merchandise, services and advertising to consumers; builds corporate relationships in the form of sponsor and strategic alliance programs;

MegaMedia Networks engages in several critical areas of activity including: content acquisition through purchase, partnerships, Licensing and production; encoding of content into such form as may be transmitted through electronic of wireless distribution networks; organization, development and presentation of a compelling consumer-oriented site or sites incorporating marketing, advertising, sales and merchandising targeted to individual and broad consumer preferences; commercial fulfillment, packaging and shipping; and design, assemblage and operation of technical hardware and software platforms suitable for the delivery of all aspects of MegaMedia Networks content monetization program and consumer monetization program briefly described above including hosting, serving and distribution through global digital transmission networks.

----------------------------             -----------------------------
Executive - David A. Gust                MegaMedia Networks, Inc.,
13543 Banana Bay Drive                   By William A. Mobley, Jr., President
Winter Garden, Florida 34787             57 West Pine Street
                                         Orlando, Florida 32801

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